                                                                    Exhibit 10.1




            FOURTH AMENDMENT TO RECEIVABLES FINANCING AGREEMENT AND
            -------------------------------------------------------
                        THIRD AMENDMENT TO CSFB JOINDER
                        -------------------------------

     FOURTH AMENDMENT TO RECEIVABLES FINANCING AGREEMENT AND THIRD AMENDMENT
TO CSFB JOINDER (the "Amendment") is made and entered into as of March 27, 2001,
                      ---------
among AMERICREDIT WAREHOUSE TRUST, a Delaware business trust (the "Borrower"),
                                                                   -------
AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation, individually ("AFS") and as initial Servicer and Custodian, AMERICREDIT FUNDING CORP., a
  ---
Delaware corporation ("AFC"), AMERICREDIT CORPORATION OF CALIFORNIA, a
                       ---
California corporation ("ACC"), CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH
                         ---
("CSFB"), as agent (the "Agent") for the Lenders (as defined in the Agreement
  ----                   -----
referred to below) and as Proposed Lender under the CSFB Joinder (as hereinafter defined), and BANK ONE, N.A., a national banking association, as Backup Servicer and Collateral Agent.

                             W I T N E S S E T H :
                             -------------------

        WHEREAS, the Borrower, AFS, individually and as Servicer and Custodian, AFC, ACC, the Lenders, the Agent and Bank One, N.A., as Backup Servicer and Collateral Agent, are parties to a certain Receivables Financing Agreement dated as of March 31, 1999 (as amended by the First Amendment to Receivables Financing Agreement dated as of April 30, 1999, the Second Amendment to Receivables Financing Agreement and Amendment to CSFB Joinder (the "Second Amendment") dated
                                                        ----------------
as of June 24, 1999, and the Third Amendment to Receivables Financing Agreement dated as of October 5, 2000, the "Agreement"); and
                                  ---------

     WHEREAS, the parties hereto desire to amend the Agreement and the
Joinder Supplement dated March 31, 1999 and executed by CSFB as Proposed Lender (as amended by the Second Amendment and the Second Amendment to CSFB Joinder dated as of June 30, 1999, the "CSFB Joinder") in the manner, and on the terms
                                ------------
and conditions herein provided.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

     1.   Definitions.  Unless otherwise defined herein, all terms used herein
          -----------
which are defined in the Agreement shall have the meanings assigned thereto in the Agreement.

     2.   Amendments to Agreement. As of the Fourth Amendment Effective Date (as
          -----------------------
hereinafter defined), the Agreement shall be amended as follows:

          (a) The following definitions contained in Section 1.1 of the Agreement shall be amended as set forth below:

          "Borrowing Base" - Clause (iii) of such definition shall be amended in
           --------------    -----------
          its entirety to read "(iii) (without duplication) the aggregate of the amount on deposit in the Lockbox Account and the Collection Account on such day which constitute principal payments on the Transferred Receivables and which are available for distribution on such day pursuant to Section 3 of the Security Agreement;"

          "Clean-Up Period" - This definition shall be amended to read in its
           ---------------
          entirety as follows:

               "Clean-Up Period" shall mean the period commencing on the date of
                ---------------
               the initial Advance hereunder and ending on June 30, 1999, each calendar quarter thereafter through the calendar quarter ending March 31, 2001, and each six-month period thereafter, with the first such six-month period commencing on April 1, 2001.

          "Defaulted Receivable" - Delete the word "Transferred" where the same
           --------------------
          appears in the first line of such definition.

          "Deficiency Percentage" - the parenthetical "(rounded upward to the
           ---------------------
          nearest 1.0%)" shall be deleted; and "8.75%" contained in clause
                                                                    ------
          (a)(i) of such definition shall be changed to "8.5%."
          ------

          "Delinquency Ratio" - The term "Delinquent Receivables" appearing in
           -----------------
          clause (ii) of paragraph (a) of such definition shall be changed to
          -----------    -------------
          "Portfolio Delinquent Receivables."

          "Eligible Receivables" - This definition shall be amended to read in
           --------------------
          its entirety as set forth in Annex 1 hereto.
                                       -------

          "Facility Limit" - Clause (x) of such definition shall be changed to
           --------------    ----------
          read "(x) $400,000,000".

          "Maximum Interest Rate Cap Strike Price" - "8.75%" contained in clause
           --------------------------------------                         ------
          (b)(i) of such definition shall be changed to "8.5%".

          "Minimum Reserve Account Amount" - This definition shall be amended to
           ------------------------------
          read in its entirety as follows:

               "Minimum Reserve Account Amount" means, on any date, the greater
                ------------------------------
               of (a) $500,000 and (b) the product of 1.0% and the sum of (i) the aggregate unpaid principal amount of all Advances on such date plus (ii) the Required Holdback in effect on such date.
                    ----

          "Portfolio Trigger Event" - The date "April 1, 1998" appearing in such
           -----------------------
          definition shall be changed to "March 27, 1999".

          "Required Holdback" - This definition shall be amended to read in its
           -----------------
          entirety as follows:

               "Required Holdback" means, as of any date, the sum of (i) the
                -----------------
               product of (1) the Required Percentage and (2) the Aggregate Outstanding Principal Balance of Eligible Receivables in the Total Receivables Pool on such date; plus (ii) the Deficiency Amount for such date.

          "Required Percentage" - "12%" appearing in such definition shall be
           -------------------
          changed to "11%".

          "Servicer Delinquency Ratio" - The term " Delinquent Receivable"
           --------------------------
          appearing in clause (i) of such definition shall be changed to
                       ----------
          "Portfolio Delinquent Receivable".

          "Stated Percentage" - "4%" appearing in clause (a) of such definition
           -----------------
          shall be changed to "6%".

          (b)  The following new definition shall be added to Section 1.1 of
                                                              -----------
the Agreement in appropriate alphabetical order:

               "Portfolio Delinquent Receivable" means a Receivable with respect
                -------------------------------
               to which more than 5% of a Scheduled Payment is more than 60 days past due.

          (c)  Section 2.5(b) of the Agreement shall be amended by deleting
               --------------
"$375,000,000" where the same appears in such Section and inserting, in lieu thereof, "$400,000,000".

          (d)  Section 11.8 of the Agreement shall be amended by adding at the
               ------------
end of such Section "though the calendar quarter ending March 31, 2001 and thereafter once during each successive six-month period."

          (e)  Section 13.1(i) of the Agreement shall be amended by deleting
               ---------------
"15.5%" where the same appears in such Section and inserting, in lieu thereof, "5.5%".

          (f)  Section 14.1(i) of the Agreement shall be amended by deleting
               ---------------
"2.5%" where the same appears in such Section and inserting, in lieu thereof, "3.0%".

          (g)  Section 14.1(m) of the Agreement shall be amended by deleting
               ---------------
"215" where the same appears in such Section and inserting, in lieu thereof, "224".

          (h)  Section 14.1(l) of the Agreement shall be amended by deleting the
               ---------------
ratings "B-" and "B1" each time they appear in such Section and inserting, in lieu thereof, "BB-" and "Ba3", respectively.

          (i)  Section 14.1(p) of the Agreement shall be amended by adding at
               ---------------
the end of such Section "and such reduction or withdrawal shall remain in effect for more than 15 days".

          (j)  Section 14.1(u) of the Agreement shall be amended by deleting
               ---------------
"$200,000,000" where the same appears in such Section and inserting, in lieu thereof, "$700,000,000".

          (k)  A new Schedule 1 shall be added to the Agreement to read in its
                     ----------
entirety as set forth in Schedule 1 hereto.

          (l) The parties hereto acknowledge that the Intercreditor Agreement and the Wells Fargo Documents have terminated and, accordingly (i) all references to such Intercreditor Agreement, to Wells Fargo in its capacity as party thereto and to the Wells Fargo Documents in the Agreement shall be deemed to be deleted and (ii) Section 7.3(j) of the Agreement shall be amended in its
                       --------------
entirety to read "(j) [Reserved]".
                       --------

     (3)  Amendment to CSFB Joinder. As of the Fourth Amendment Effective Date,
          -------------------------
the CSFB Joinder shall be amended by deleting "Commitment - $375,000,000" where the same appears in Item 4 of Schedule 1 to the CSFB Joinder and inserting, in lieu thereof, "Commitment - $400,000,000". Each of the Agent, AFS and the Borrower consents to the aforesaid amendment to the CSFB Joinder pursuant to
Section 2.5(b) of the Agreement.
--------------

     4.   Limitations. The amendments set forth in Sections 2 and 3 above are
          -----------
limited precisely as written and shall not be deemed to (x) be a consent to any waiver of, or modification of, any other term or condition of the Agreement, the CSFB Joinder or any of the documents referred to therein or (y) prejudice any right or rights which the Agent, CSFB or any Lender may now have or may have in the future under or in connection with the Agreement, the CSFB Joinder or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Agreement and the CSFB Joinder shall remain in full force and effect .

     5.   Representations and Warranties. Each of the parties hereto severally
          ------------------------------
represents and warrants that all acts, filings and conditions required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the entering into of this Amendment to constitute this Amendment and the Agreement and CSFB Joinder as amended hereby the duly authorized, legal, valid and binding obligation of such party, enforceable in accordance with its terms, have been done, performed and have happened in due and strict compliance with all applicable laws.

     6.   Effectiveness. This Amendment shall become effective on the date (the
          -------------
"Fourth Amendment Effective Date") which is the later of (a) March 27, 2001 and
 -------------------------------
(b) the date when (i) each of the parties hereto shall have executed a counterpart hereof and delivered the same to the Agent, and (ii) the Agent shall have received (v) an amendment fee in the amount of $75,000, (w) the consent of the related Noncommitted Lender to the amendment of the CSFB Joinder effected hereby pursuant to Section 2.5(b) of the Agreement, (x) confirmation from each
                   --------------
of Moody's and S&P that the effectiveness of this Amendment will not adversely affect its "A" rating of the Advances, (y) a Commitment Extension Agreement in substantially the form of

Exhibit A hereto duly executed by each of the parties thereto, and each required
---------
consent thereto, and (z) a new Note in the principal amount of $400,000,000 duly completed and executed by the Borrower in replacement of the Note delivered to the Agent pursuant to the Second Amendment which new Note shall be the "Note" for all purposes of the Agreement and the other Transaction Documents. Complete sets of counterparts hereof shall be lodged with the Servicer and the Agent; and the Servicer shall promptly furnish written notice of this Amendment to the Rating Agencies.

     7    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          -------------
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8    Counterparts. This Amendment may be executed in several counterparts,
          ------------
each of which shall be regarded as the original and all of which shall constitute one and the same agreement.

                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   AMERICREDIT WAREHOUSE TRUST
                                   By:  Bankers Trust (Delaware), not in its
                                        individual capacity but solely as
                                        Trustee


                                   By: ____________________________________
                                        Name:
                                        Title:


                                   AMERICREDIT FINANCIAL SERVICES, INC,
                                   individually and as Servicer and Custodian

                                   By: _____________________________________
                                        Name:
                                        Title:


                                   AMERICREDIT FUNDING CORP.


                                   By: _____________________________________
                                        Name:
                                        Title:


                                   AMERICREDIT CORPORATION OF CALIFORNIA


                                   By: _____________________________________
                                        Name:
                                        Title:

                                   CREDIT SUISSE FIRST BOSTON, NEW YORK
                                       BRANCH, as Agent, on behalf of itself and the Lenders; and as Proposed Lender under the CSFB Joinder

                                   By: _____________________________________
                                        Name:
                                        Title:


                                   By: ___________________________________
                                        Name:
                                        Title:

                                   BANK ONE, N.A., as Backup
                                      Servicer and Collateral Agent

                                   By: _____________________________________
                                        Name:
                                        Title:

                                                                         Annex 1
                                                                         -------

                       Definition of Eligible Receivable
                       ---------------------------------
                               (Changes marked)
                               ----------------

     "Eligible Receivable" means a Receivable that (i) was originated by AFS with the consumer directly (a "Consumer Direct Receivable"), or was originated
------------------------------------------------------------------------------
by a Dealer in the ordinary course of such Dealer's business or by a third party
----------                            ------------------------------------------
lending institution listed on Schedule 1 hereto or otherwise reasonably
-----------------------------------------------------------------------
acceptable to the Agent (a "Third Party Lender" and a Receivable so originated,
------------------------------------------------------------------------------
a "TPL Receivable") in the ordinary course of its business, in each case, for
-----------------------------------------------------------------------------
the retail sale or refinancing of a Financed Vehicle and such Seller, Dealer or
-------------------------------------------------------------------------------
Third Party Lender had all necessary licenses and permits to originate
------------------
Receivables in the applicable state, and, if originated by a Dealer or Third
                                                                       -----
Party Lender, was purchased by AFS from such Dealer or Third Party Lender under
------------                       --------------------------------------------
an existing Dealer Agreement or, with respect to a Third Party Lender, an
-------------------------------------------------------------------------
existing purchase agreement with AFS (a "Third Party Purchase Agreement") and
-------------------------------------------------------------------------
was validly assigned by such Dealer or Third Party Lender to AFS, or, with
                                    ----------------------------
respect to any Receivable sold to the Borrower by AFC, was purchased by AFC from AFS , (ii) has created or shall create a valid, subsisting and enforceable first priority perfected security interest in favor of AFS in the related Financed Vehicle (which security interest has been assigned to the Borrower and shall be validly assignable by the Borrower to the Collateral Agent on behalf of the Secured Parties), except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally, (iii) was fully and properly executed by the parties thereto and contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (iv) is a Simple Interest Receivable or Pre-Computed Receivable which provides for level monthly payments (provided that
                                                                   --------
the payment in the first monthly period and the final monthly period of the life of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Amount Financed over the original term,
(v) provides for, in the event that such contract is prepaid, a prepayment that fully pays the principal balance and includes accrued but unpaid interest through the date of prepayment in an amount at least equal to the Annual Percentage Rate, and (vi) except to the extent permitted by this Agreement, has not been amended, waived or rewritten or collections with respect thereto deferred or waived; and

          (a) with respect to which all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws), in respect of such Receivable, the sale of the Financed Vehicle related thereto and the sale of credit life and credit accident and health insurance and any extended service contracts, if any, in connection with such Receivable, have been complied with in all material respects;

          (b) that is a Dollar obligation of an Obligor domiciled in the United States of America and that was originated and, if originated by a Dealer or
                                                                         --
Third Party Lender, was sold by the Dealer or Third Party Lender to AFS ,
-----------------
without any fraud or material misrepresentation on the part of such Dealer or Third Party Lender or on the part of the related Obligor;
-----------------                        -------

          (c) which represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to such Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby;

          (d) which is not due from the United States of America or any State or from any agency, department, subdivision or instrumentality thereof;

          (e) with respect to which the information set forth in the Schedule of Receivables has been produced from AFS's and, to the extent it maintains separate computer records, AFC's electronic ledger and was true and correct in all material respects, and is a complete and accurate description, on the relevant Purchase Date, of the Receivables sold to the Borrower on such date; and with respect to which, on or prior to the relevant Purchase Date, AFS and, to the extent it maintains separate computer records, AFC has appropriately marked its computer records to indicate the sale to the Borrower of the Receivables sold on such date and with respect to which the Monthly Tape delivered by the Servicer to the Backup Servicer from time to time was complete and accurate as of the date delivered and consistent with the information set forth in the Schedule of Receivables with respect to such Receivable;

          (f) which (i) as of the related Advance Date, (A) had an original maturity of at least 6 months but not more than 72 months, (B) had an original Amount Financed of at least $1,000 and not more than $50,000, (C) had an Annual Percentage Rate of at least 7.75% and not more than 27.0%, and (D) was not more than 30 days past due; and (ii) with respect to which no funds have been advanced with respect to such Receivable by the Borrower, a Seller, the Servicer, any Dealer, any Third Party Lender or anyone acting on behalf of any
                      ----------------------
of them in order to cause such Receivable to qualify under subclause (i)(D) of
                                                           ----------------
this clause (f);
     ----------

     (g) which has not been satisfied, subordinated or rescinded, and the Financed Vehicle securing such Receivable has not been released from the Lien of such Receivable in whole or in part;

     (h) with respect to which no provision has been waived (except to the extent permitted by this Agreement);

     (i) as to which neither any Seller nor the Borrower has done anything to convey any right to any Person that would result in such Person having a right to payments due under such Receivable or otherwise to impair the rights of the Collateral Agent on behalf of the Secured Parties in such Receivable or the proceeds thereof;

     (j) which has not been sold, transferred, assigned or pledged by the Borrower to any Person other than hereunder; and no Dealer or Third Party Lender
                                                           ---------------------
has a participation in, or other right to receive, proceeds of such Receivable and with respect to which neither any Seller nor the Borrower has taken any
                                  ----------
action to convey any right to any Person (other than hereunder) that would result in such Person having a right to payments received under the related Insurance Policy or the related Dealer Agreement , Dealer Assignment or Third
                                                                     --------
Party Purchase Agreement or to payments due under such Receivable;
------------------------
     (k) which is not subject to any right of rescission, setoff counterclaim or defense and no such right has been asserted or, to the knowledge of the Borrower or of any Seller, threatened with respect thereto;

     (l) with respect to which no liens or claims have been filed for work,labor or materials relating to a Financed Vehicle that are liens prior to or equal or coordinate with, the security interest in the Financed Vehicle granted by such Receivable;

     (m) with respect to which no default, breach, violation or event permitting acceleration thereof has occurred, and none of the Borrower, the Servicer or any Seller has waived any of the foregoing;

     (n) at the time of the origination of which the related Financed Vehicle was covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value and (b) the Amount Financed, (ii) naming AFS as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and with respect to which the Obligor is required to maintain physical loss and damage insurance, naming AFS and its successors and assigns as an additional insured party, and such Receivable permits the holder thereof to obtain Force-Placed Insurance at the expense of the Obligor if the Obligor fails to do so unless otherwise prohibited by the law of the state in which the related contract was entered into;

     (o) with respect to which, (i) immediately prior to the sale thereof to the Borrower, the applicable Seller had, and has conveyed to the Borrower, good and marketable title free and clear of all liens, encumbrances, security interests and rights of others, and (ii) the sale and assignment thereof to the Borrower has been perfected under the UCC;

     (p) with respect to each of which a Receivable File is in the possession of the Custodian and such Receivable File contains (i) the fully executed original of such Receivable, (ii) a certificate of insurance, an application form for insurance signed by the related Obligor, or a signed representation letter from the Obligor named in such Receivable pursuant to which such Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle, or copies thereof, or a documented verbal confirmation by an insurance agent for such Obligor of a policy number for an insurance policy for the Financed Vehicle, (iii) the original Lien Certificate (indicating AFS as first lienholder) or application therefor or a letter from the applicable Dealer or
                                                                           --
Third Party Lender agreeing unconditionally to repurchase the related Receivable
------------------
if the certificate of title is not received by the Servicer within 180 days (provided that the Lien Certificate is delivered to the Custodian within 180
 --------
days), and (iv) a credit application or file of credit information regarding the Obligor, or a copy thereof; each of such documents (if any) which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; and all blanks on any form have been properly filled in and each form has otherwise been correctly prepared;

     (q) which was not originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, pledge, transfer and assignment of such Receivable under this Agreement and with respect to which a Seller has not entered into any agreement with any Obligor
                                                                      ------
that prohibits, restricts or conditions the assignment of any portion of such Receivable;

     (r) as to which all filings (including, without limitation, UCC filings but subject to clause (p) above in the case of the applicable Lien Certificate)
               ----------
required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent, on behalf of the Secured Parties, a first priority perfected Lien on such Receivable and the proceeds thereof and the other Collateral related thereto have been made, taken or performed;

     (s)  of which there is only one original executed copy;

     (t)  which constitutes chattel paper within the meaning of the UCC;

     (u) as to which no selection procedures adverse to the Investors have been utilized in selecting such Receivable from all other similar Receivables owned or originated by AFS and its Affiliates;

     (v) with respect to which, by the related Advance Date and on each relevant date thereafter, AFS or, to the extent it maintains such records, AFC (as the case may be) will have caused the portions of its servicing and other records relating to such

Receivable to be clearly and unambiguously marked to show that such Receivable constitutes part of the Collateral and is subject to the Lien of the Collateral Agent on behalf of the Secured Parties;

     (w) which is not assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Borrower with respect to such Receivable;

     (x) with respect to which the related Financed Vehicle had not been repossessed;

     (y)  with respect to which the following is true:

          The Lien Certificate for the related Financed Vehicle shows, or, if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle, the Lien Certificate will be received within 180 days of the related Purchase Date and will show, AFS named as the original secured party under such Receivable and, accordingly, AFS , will be the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, AFS has received written evidence from the related Dealer, Third Party Lender or the Obligor that such
------------------
Lien Certificate showing such Seller as first lienholder has been applied for. If the Receivable was originated in a state in which a filing or recording is required of the secured party to perfect a security interest in motor vehicles, such filings or recordings have been duly made to show AFS named as the original secured party under the related Receivable;

     (z)  which is not a Defaulted Receivable;

     (aa) which is not a Delinquent Receivable;

     (bb) which is not secured by vehicles which are financed repossessions;

     (cc) which, if a Consumer Direct Receivable or a TPL Receivable, the
          ---------------------------------------------------------------
transfer of which to the Borrower does not result in the aggregate (by unpaid
-----------------------------------------------------------------------------
principal balance) of Consumer Direct Receivables and TPL Receivables in the
----------------------------------------------------------------------------
Total Receivable Pool exceeding 13% of the Total Receivables Pool; and
----------------------------------------------------------------------
     (dd)  which was originated in the United States of America and, at
      --
the time of origination and, with respect to any Receivables purchased by AFS
                        -----------------------------------------------------
from a Dealer or a Third Party Lender, at the time of said purchase by AFS,
--------------------------------------------------------------------------
materially conformed to all requirements of the Servicing Procedures and Credit Manual applicable to such Receivable.

     For purposes of this Agreement (including the computation from time to time of the Borrowing Base), the eligibility of Receivables will be determined from time to time, such that a Receivable that was an Eligible Receivable at one time but that subsequently fails to meet all applicable eligibility requirements will no longer be an Eligible Receivable (unless and until it again meets all applicable eligibility requirements).

                                                                      SCHEDULE 1
                                                                      ----------
                                                 Receivables Financing Agreement


                        AmeriCredit Third Party Lenders

E-Loan, Inc.
5875 Arnold Road
Dublin, CA  94568

PeopleFirst Finance, LLC
401 West A Street
Suite 1000
San Diego, CA 92101

                                                                       Exhibit A
                                                                       ---------
                        COMMITMENT EXTENSION AGREEMENT
                        ------------------------------

     COMMITMENT EXTENSION AGREEMENT (the "Extension Agreement") is made and
                                     ------------------------
entered into as of March 27, 2001, among AMERICREDIT WAREHOUSE TRUST, a Delaware business trust (the "Borrower"), AMERICREDIT FINANCIAL SERVICES, INC., a
                     --------
Delaware corporation, individually ("AFS") and as initial Servicer, and CREDIT
                                     ---
SUISSE FIRST BOSTON, NEW YORK BRANCH ("CSFB"), as agent (the "Agent") for the
                                       ----                   -----
Lenders (as defined in the Agreement referred to below).

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Borrower, AFS, individually and as Servicer and Custodian, AmeriCredit Funding Corp., AmeriCredit Corporation of California, the Lenders, the Agent and Bank One, N.A., as Backup Servicer and Collateral Agent, are parties to a certain Receivables Financing Agreement dated as of March 31, 1999 (as amended, the "Agreement"); and
                  ---------
     WHEREAS, the parties hereto desire to extend the Commitment Termination Date set forth in the Agreement in the manner, and on the terms and conditions herein provided.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

     1.   Definitions.  Unless otherwise defined herein, all terms used
          -----------
herein which are defined in the Agreement shall have the meanings assigned thereto in the Agreement.

     2.   Extension.  As of the Extension Effective Date (as hereinafter
          ---------
defined), the Commitment Termination Date under the Agreement shall be extended from March 27, 2001 to March 25, 2002.

     3.   Notice.  Promptly after the Extension Effective Date, written
          ------
notice of the extension of the Commitment Termination Date effected hereby shall be furnished to the Rating Agencies and Bank One, N.A. by the Servicer.

     The modification set forth above is limited precisely as written and shall not be deemed to (x) be a consent to any waiver of, or modification of, any other term or condition of the Agreement or any of the documents referred to therein or (y) prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly modified hereby, the terms and provisions of this Agreement shall remain in full force and effect.

     4.   Representations and Warranties. Each of the parties hereto severally
          ------------------------------
represents and warrants that all acts, filings and conditions required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the entering into of this Extension

Agreement to constitute this Extension Agreement and the Agreement as modified hereby the duly authorized, legal, valid and binding obligation of such party, enforceable in accordance with its terms, have been done, performed and have happened in due and strict compliance with all applicable laws.

     5.   Effectiveness. This Extension Agreement shall become effective on the
          -------------
date (the "Extension Effective Date") which is the later of (a) March 27, 2001
           ------------------------
and (b) the date when (i) each of the parties hereto shall have executed a counterpart hereof and delivered the same to the Agent and (ii) the Agent shall have received the consent to the extension of the Commitment Termination Date effected hereby from each of the Noncommitted Lender and Asset Guaranty Insurance Company; provided that the Agent on behalf of itself and the Lenders may revoke its agreement to this Extension Agreement at any time prior to March 27, 2001. Complete sets of counterparts hereof shall be lodged with the Servicer and the Agent.

     6.   Governing Law. THIS EXTENSION AGREEMENT SHALL BE GOVERNED BY, AND
          -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     7.   Counterparts. This Extension Agreement may be executed in several
          ------------
counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same agreement.





                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, the parties have caused this Extension Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      AMERICREDIT WAREHOUSE TRUST
                                      By: Bankers Trust (Delaware), not in its
                                          individual capacity but solely as
                                          Trustee


                                       By: ________________________________
                                             Name:
                                             Title:


                                      AMERICREDIT FINANCIAL SERVICES, INC,
                                      as Servicer

                                       By: ________________________________
                                             Name:
                                             Title:


                                      CREDIT SUISSE FIRST BOSTON, NEW
                                           YORK BRANCH, as Agent, on behalf of
                                           itself and the Lenders

                                       By: ________________________________
                                             Name:
                                             Title:


                                       By: ________________________________
                                             Name:
                                             Title:

                                      -3-